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                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
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                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: December 3, 2004
             Date of Earliest Event Reported: December 2, 2004


                     The Pep Boys - Manny, Moe & Jack
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         (Exact name of registrant as specified in charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
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      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
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            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01       Entry into a Material Definitive Agreement

On December 2 2004, the Company amended its Amended and Restated Loan and Security Agreement, dated August 1, 2003 (the "Loan Agreement"), by and among the Company, Congress Financial Corporation, as Agent, and the other parties thereto. Amendment No. 3 to the Loan Agreement, among other things,
(i) increased the amount available for borrowings under the Loan Agreement from $325 million to $357.5 million, with an ability, upon the satisfaction of certain conditions, to increase such amount to $400 million, (ii) reduced the interest rate under the Loan Agreement from a rate that was generally equal to the London Interbank Offered Rate (LIBOR) plus 2.00% to LIBOR plus 1.75% (after June 1, 2005, the rate reduces to LIBOR plus 1.50%, subject to 0.25% incremental increases as excess availability falls below $50,000,000),
(iii) provides the Company with the ability, upon the satisfaction of certain conditions, to release up to $99 million of reserves currently required under the Loan Agreement to support certain operating leases and (iv) extended the term of the Loan Agreement through December 2, 2009.


Item 9.01       Financial Statements and Exhibits

(c)  Exhibits.  The following exhibits are filed with this Report.

Exhibit 99.1 Amendment No. 2, dated October 15, 2004, to the Amended and Restated Loan and Security Agreement, by and among the Company, Congress Financial Corporation, as Agent, and the other parties thereto.

Exhibit 99.2 Amendment No. 3, dated December 2, 2004, to the Amended and Restated Loan and Security Agreement, by and among the Company, Congress Financial Corporation, as Agent, and the other parties thereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ Bernard K. McElroy
                               --------------------------------------
                               Bernard K. McElroy
                               Chief Accounting Officer and Treasurer


Date:  December 3, 2004

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